Exhibit 10.2.1

FIRST AMENDMENT TO

FIRST AMENDED AND RESTATED

UNALLOCATED GOLD ACCOUNT AGREEMENT

This First Amendment to the First Amended and Restated Unallocated Gold Account Agreement (this “Amendment”), dated as of May 28, 2024, is by and between World Gold Trust, a Delaware statutory trust organized in series (the “Trust”), on behalf of its series, SPDR® Gold MiniShares® Trust (“GLDM”), and ICBC Standard Bank Plc, a public limited company incorporated under the laws of England and Wales (“Custodian”).

WHEREAS, the Trust and the Custodian entered into an Unallocated Gold Account Agreement on June 14, 2018 which was amended and restated on October 24, 2023 (the “Agreement”);

WHEREAS, on February 15, 2023, the Securities and Exchange Commission adopted rule changes to shorten the standard settlement cycle for most broker-dealer transactions in securities from two business days after the trade date (T+2) to one business day after the trade date (T+1) which will go into effect on May 28, 2024; and

WHEREAS, the Trust and the Custodian wish to amend the Agreement to reflect the shortened settlement cycle for GLDM’s creation and redemption procedures.

NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Trust, on behalf of GLDM, and the Custodian hereby agree as follows:

1.	The first sentence of Clause 3.2 of the Agreement is replaced in its entirety with the following sentence:

Notice of intended deposit must be received by the Custodian from the Trust or the Administrator (or their respective Authorized Representatives) no later than 10:00 a.m. (London time) on the Availability Date and specify the weight (in fine troy ounces of gold) to be credited to the applicable Fund Unallocated Account, the Availability Date, the account from which such deposit will be transferred, and any other information with the Custodian may, with the agreement of the Trust, from time to time require.

2.	Clause 4.2(b) of the Agreement is replaced in its entirety with the following:

(b)

if it relates to a transfer pursuant to clause 4.1(b), be in a form of an AP Application (which shall be sufficient instruction for purposes of this Agreement) and be received by the Custodian no later than 10:00 a.m. (London time) on the Withdrawal Date,

3.	Capitalized terms used but not defined in this Amendment shall have the meanings assigned to such terms in the Agreement.

4.

This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but together shall constitute one and the same amendment. Conformed or electronic signatures shall be acceptable and binding.

5.	This Amendment shall be effective as of May 28, 2024.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been executed and delivered as a deed by each party to this Amendment on the date set forth above.

Signed as a deed on behalf of

WORLD GOLD TRUST,

on behalf of its series, SPDR® Gold MiniShares® Trust

By:	WGC USA Asset Management Company, LLC,
the sponsor of World Gold Trust its series, SPDR® Gold MiniShares® Trust

By: /s/ Joseph R. Cavatoni_______________________________

Name: Joseph R. Cavatoni

Title: Principal Executive Officer

In the presence of:

Name: Ann Pace

Signature: /s/ Ann Pace

Address: 685 Third Ave., Suite 2702, New York, NY 10017

Occupation: Head of Legal, USA

Signed as a deed on behalf of

ICBC STANDARD BANK PLC

By: /s/ David Guthrie__________________________

Name:  David Guthrie

Title:  Legal Department

In the presence of:

Name: Dominique L. Spurr

Signature: /s/ Dominique L. Spurr_________________

Address: 20 Gresham Street, London EC2V 7JE

Occupation:  Solicitor

Signed as a deed on behalf of

ICBC STANDARD BANK PLC

By: /s/ Binliang Jin_______________________________

Name:  Binliang Jin

Title:  President

In the presence of:

Name: Dominique L. Spurr

Signature: /s/ Dominique L. Spurr_________________

Address: 20 Gresham Street, London EC2V 7JE

Occupation:  Solicitor

[Signature Page to First Amendment to First Amended and Restated Unallocated Gold Account Agreement]